SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 18, 1999


                                IBT Bancorp, Inc.
                                -----------------
             (Exact name of Registrant as specified in its Charter)



       Pennsylvania                 0-25903                25-1532164
       ------------                 -------                ----------
(State or other jurisdiction     (SEC File No.)          (IRS Employer
of incorporation)                                     Identification Number)




309 Main Street, Irwin, Pennsylvania                          15642
------------------------------------                          -----
(Address of principal executive offices)                   (Zip Code)





Registrant's telephone number, including area code:  (724) 863-3100
                                                     --------------



                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events

     IBT Bancorp, Inc. today announced that its board of directors has approved a repurchase plan covering up to 5%, or 151,000 shares of the company's common stock. Repurchases may be made from time to time. For further details, reference is made to the press release dated November 18, 1999, which is attached hereto as Exhibit 99 and incorporated herein by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information
           and Exhibits

Exhibit 99 -- Press Release dated November 18, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                IBT Bancorp, Inc.


Date:November 18, 1999                          By: /s/Charles G.Urtin
     -----------------------                        ----------------------------

                                                    Charles G. Urtin
                                                    Executive Vice President